Buffalo Emerging Opportunities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares or Face Amount		Fair Value
	COMMON STOCKS - 87.97%
	Communication Services - 5.06%
	Interactive Media & Services - 1.99%
38,900	EverQuote, Inc. (a)	1,336,215
197,000	Trivago N.V. - ADR (a)(b)	516,140
		1,852,355
	Media - 3.07%
25,400	Cardlytics, Inc. (a)	1,596,644
42,800	Liberty Media Corp-Liberty Braves (a)	1,264,312
		2,860,956
	Total Communication Services (Cost $2,793,706)	4,713,311

	Consumer Discretionary - 10.99%
	Auto Components - 1.51%
64,100	Motorcar Parts of America, Inc. (a)	1,412,123

	Diversified Consumer Services - 1.68%
93,100	OneSpaWorld Holdings Ltd. (a)(b)	1,567,804

	Entertainment - 1.68%
125,000	Accel Entertainment, Inc. (a)	1,562,500

	Hotels, Restaurants & Leisure - 2.62%
67,100	Del Taco Restaurants, Inc. (a)	530,425
227,100	Playa Hotels & Resorts N.V. (a)(b)	1,907,640
		2,438,065
	Household Durables - 2.70%
13,000	LGI Homes, Inc. (a)	918,450
60,000	The Lovesac Co. (a)	963,000
12,100	Universal Electronics, Inc. (a)	632,346
		2,513,796
	Internet & Direct Marketing Retail - 1.59%
34,500	Shutterstock, Inc. (a)	1,479,360

	Leisure Products - 0.88%
20,000	Malibu Boats, Inc. - Class A (a)	819,000
	Total Consumer Discretionary (Cost $11,978,769)	11,792,648

	Consumer Staples - 1.92%
	Beverages - 1.92%
37,000	MGP Ingredients, Inc.	1,792,650
	Total Consumer Staples (Cost $1,864,890)	1,792,650

	Financials - 5.83%
	Capital Markets - 1.98%
30,885	Hamilton Lane Inc. - Class A	1,840,746

	Diversified Financial Services - 2.12%
79,300	Compass Diversified Holdings	1,971,398

	Insurance - 1.73%
15,900	Kinsale Capital Group, Inc.	1,616,394
	Total Financials (Cost $1,864,539)	5,428,538

	Health Care - 16.34%
	Biotechnology - 1.48%
17,400	Deciphera Pharmaceuticals, Inc. (a)	1,082,976
51,500	Dynavax Technologies Corp. (a)	294,580
		1,377,556
	Health Care Equipment & Supplies - 5.69%
37,300	Establishment Labs Holdings, Inc. (a)(b)	1,031,718
26,590	OrthoPediatrics Corp. (a)	1,249,464
80,900	Oxford Immunotec Global PLC (a)(b)	1,342,940
108,600	Sientra, Inc. (a)	970,884
20,075	STAAR Surgical Co. (a)	706,038
		5,301,044
	Health Care Providers & Services - 1.91%
12,900	LHC Group, Inc. (a)	1,777,104

	Health Care Technology - 4.40%
50,000	HealthStream, Inc. (a)	1,360,000
17,985	Inspire Medical Systems, Inc. (a)	1,334,667
17,100	Omnicell, Inc. (a)	1,397,412
		4,092,079
	Pharmaceuticals - 2.86%
89,900	Optinose, Inc. (a)	828,878
51,100	Urovant Sciences Ltd. (a)(b)	792,561
65,651	Verrica Pharmaceuticals, Inc. (a)	1,043,194
		2,664,633
	Total Health Care (Cost $10,406,692)	15,212,416

	Industrials - 20.47%
	Aerospace & Defense - 2.22%
30,440	Astronics Corp. (a)	850,798
67,400	Kratos Defense & Security Solutions, Inc. (a)	1,213,874
		2,064,672
	Air Freight & Logistics - 2.05%
81,400	Air Transport Services Group, Inc. (a)	1,909,644

	Building Products - 3.90%
44,400	Advanced Drainage Systems, Inc.	1,724,496
27,500	Apogee Enterprises, Inc.	893,750
19,400	Patrick Industries, Inc.	1,017,142
		3,635,388
	Commercial Services & Supplies - 0.51%
12,500	Mobile Mini, Inc.	473,875

	Construction & Engineering - 1.03%
19,000	NV5 Global, Inc. (a)	958,550

	Machinery - 3.90%
47,500	Federal Signal Corporation	1,531,875
61,400	Kornit Digital Ltd. (a)(b)	2,101,722
		3,633,597
	Professional Services - 2.80%
11,800	ICF International, Inc.	1,081,116
48,100	Willdan Group, Inc. (a)	1,528,618
		2,609,734
	Trading Companies & Distributors - 4.06%
60,200	Foundation Building Materials, Inc. (a)	1,164,870
14,500	SiteOne Landscape Supply, Inc. (a)	1,314,425
53,710	Univar Inc. (a)	1,301,930
		3,781,225
	Total Industrials (Cost $15,791,868)	19,066,685

	Information Technology - 24.74%
	Electronic Equipment, Instruments & Components - 0.87%
40,000	nLight, Inc. (a)	811,200

	IT Services - 5.09%
80,100	i3 Verticals, Inc. - Class A (a)	2,262,825
104,600	Paysign, Inc. (a)	1,061,690
31,100	Virtusa Corp. (a)	1,409,763
		4,734,278
	Semiconductors & Semiconductor Equipment - 2.51%
67,680	Everspin Technologies, Inc. (a)	355,997
30,900	Ichor Holdings, Ltd. (a)(b)	1,028,043
45,000	MaxLinear, Inc. (a)	954,900
		2,338,940
	Software - 16.27%
115,000	8x8, Inc. (a)	2,104,500
111,200	Cerence, Inc. (a)	2,516,456
14,100	CyberArk Software Ltd. (a)(b)	1,643,778
30,505	Envestnet, Inc. (a)	2,124,063
7,400	Everbridge, Inc. (a)	577,792
17,600	Five9, Inc. (a)	1,154,208
43,900	Materialise NV - ADR (a)(b)	803,809
50,720	Mimecast Ltd. (a)(b)	2,200,234
18,300	Varonis Systems, Inc. (a)	1,422,093
42,000	Yext, Inc. (a)	605,640
		15,152,573
	Total Information Technology (Cost $13,068,902)	23,036,991

	Utilities - 0.95%
	Water Utilities - 0.95%
32,500	AquaVenture Holdings Ltd. (a)(b)	881,400
	Total Utilities (Cost $585,000)	881,400
	TOTAL COMMON STOCKS (Cost $58,354,366)	81,924,639

	REITS - 2.05%
	Real Estate - 2.05%
	Equity Real Estate Investment Trusts (REITs) - 2.05%
44,600	Community Healthcare Trust, Inc.	1,911,556
	Total Real Estate (Cost $1,045,870)	1,911,556

	TOTAL REITS (Cost $1,045,870)	1,911,556

	SHORT TERM INVESTMENTS - 10.09%
	Investment Companies - 10.09%
9,200,000	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.470% (c)	9,200,000
195,256	Investco Treasury Portfolio Short-Term Investments Trust - 1.472% (c)	195,256
	Total Investment Companies	9,395,256

	TOTAL MONEY MARKET FUNDS (Cost $9,395,256)	9,395,256

	Total Investments (Cost ($68,795,492) - 100.11%	93,231,451
	Liabilities in Excess of Other Assets - (0.11)%	(106,095)
	TOTAL NET ASSETS - 100.00%	$93,125,356

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Securities. The total value of these securities amounted to $15,817,789 (16.99% of net assets) at December 31, 2019.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2019.
*	See Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of this schedule of investments.

INVESTMENT VALUATION (Unaudited)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2019, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2019

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2019. These assets are measured on a recurring basis.

Buffalo High Yield Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$81,924,639	-	-	$81,924,639
REITs	1,911,556	-	-	1,911,556
Short Term Investment	9,395,256	-	-	9,395,256
Total*	$93,231,451	$-	$-	$93,231,451

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2019.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2019. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2019.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.